EXHIBIT 10.2

FIRST AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

        This First Amendment to Fourth Amended and Restated Credit Agreement (this “Amendment”) dated as of April 19, 2002, is by and among MAGNUM HUNTER RESOURCES, INC., a Nevada corporation (the “Borrower”), each Bank (as defined in the Credit Agreement referred to below), DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly named Bankers Trust Company), individually, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”), as collateral agent (in such capacity, together with its successors in such capacity, the “Collateral Agent”), and as letter of credit issuing bank (in such capacity, together with its successors in such capacity, the “Issuer”), CIBC INC., individually and as syndication agent (in such capacity together with its successors in such capacity, the “Syndication Agent”), and BNP PARIBAS, a French bank acting through its Houston Agency, individually and as documentation agent (in such capacity, together with its successors in such capacity, the “Documentation Agent”) and as co-arranger, CIBC WORLD MARKETS CORP., as co-arranger and DEUTSCHE BANK SECURITIES INC. (formerly named Deutsche Banc Alex. Brown Inc.), as sole lead arranger and sole bookrunner.

R E C I T A L S:

        WHEREAS, the Borrower, each Bank then a party, the Administrative Agent, the Collateral Agent, the Syndication Agent, the Documentation Agent (collectively, the “Agents”), and the Issuer have heretofore entered into that certain Fourth Amended and Restated Credit Agreement dated as of March 15, 2002 (the “Credit Agreement”) pursuant to which the Banks have agreed to make revolving credit loans available to the Borrower under the terms and provisions stated therein; and

        WHEREAS, the Borrower has requested that the Credit Agreement be amended to allow Compass Bank (“Compass”), Wells Fargo Bank Texas, NA (“Wells Fargo”), U.S. Bank National Association (“USBank”), Comerica Bank-Texas (“Comerica”), Washington Mutual Bank, FA (“Washington Mutual”) and Hibernia National Bank (“Hibernia”) to become “Banks” party to the Credit Agreement, as set forth herein; and

        WHEREAS, subject to the terms and conditions of this Amendment, the Banks (including Compass, Wells Fargo, USBank, Comerica, Washington Mutual and Hibernia), the Agents and the Issuer are willing to enter into this Amendment;

        NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        Section 1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement.

        Section 2. Amendments to Credit Agreement. The Credit Agreement is hereby amended by deleting the existing Schedule III-B to the Credit Agreement and inserting in its place as the new Schedule III-B to the Credit Agreement the text contained in Attachment 1 attached to this Amendment.

        Section 3. Compass, Wells Fargo, USBank, Comerica, Washington Mutual and Hibernia as Banks.

(a)	Upon the effectiveness of this Amendment and by its execution and delivery hereof, each of Compass, Wells Fargo, USBank, Comerica, Washington Mutual and Hibernia shall be deemed automatically to have become a party to the Credit Agreement, shall have all the rights and obligations of a “Bank” under the Credit Agreement and the other Loan Documents as if each were an original signatory thereto, and shall agree, and does hereby agree, to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents to the Banks are a party, in each case, as if each were an original signatory thereto.

(b)	Each of Compass, Wells Fargo, USBank, Comerica, Washington Mutual and Hibernia (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 7.1.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the Credit Agreement; (ii) agrees that it will, independently and without reliance upon any Agent, the Issuer, any Arranger or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) represents and warrants that its name set forth herein is its legal name; (iv) appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to such Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Bank; and (vii) attaches any U.S. Internal Revenue Service forms required under Section 4.6(b) of the Credit Agreement.

(c)	Each of Compass, Wells Fargo, USBank, Comerica, Washington Mutual and Hibernia hereby advises each other party hereto that its respective address for notices, its respective Domestic Lending Office and its respective LIBOR Office shall be as set forth below its name on Attachment 2 hereto.

        Section 4. Confirmation of Borrowing Base. Each of the parties hereto acknowledges and agrees that, effective as of March 26, 2002, the Borrowing Base was increased pursuant to the provisions of Section 2.8.3(ii) from $275,000,000 to $300,000,000, which increased Borrowing Base shall remain in effect until the Borrowing Base shall be redetermined in accordance with Section 2.8 of the Credit Agreement. Each of the parties hereto further acknowledges and agrees that the foregoing increase in the Borrowing Base shall not constitute a special optional redetermination of the Borrowing Base pursuant to Section 2.8.3(i) of the Credit Agreement.

        Section 5. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)	Executed Amendment. The Administrative Agent shall have received a counterpart of this Amendment duly executed by the Borrower, the Agents, the Issuer and all of the Banks, and duly acknowledged by each of the Guarantors.

(b)	Replacement Notes. The Borrower shall deliver to the Administrative Agent on behalf of each Bank listed on Attachment 1 hereto a promissory note dated the Effective Date and payable to each such Bank in a maximum principal amount equal to such Bank’s Percentage (as shown on Attachment 1 hereto) of Five Hundred Million Dollars, which Note shall be a renewal and replacement of, and shall be given in substitution and exchange for, but not in payment of, those Notes held by each Existing Bank (as defined below) prior to the effectiveness of this Amendment.

(c)	Other Conditions. The Borrower shall have confirmed and acknowledged to the Agents, the Issuer and the Banks, and by its execution and delivery of this Amendment the Borrower does hereby confirm and acknowledge to the Administrative Agent and the Banks, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity; (iii) the representations and warranties by the Borrower contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof; and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

        Section 6. Ratification of Credit Agreement. Except as expressly amended or modified by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed in all respects and shall continue in full force and effect.

        Section 7. Expenses. The Borrower agrees to pay on demand all expenses set forth in Section 10.3 of the Credit Agreement.

        Section 8. Renewal and Continuation of Existing Loans. Upon the effectiveness of this Amendment:

(a)	All of the Obligations outstanding under the Credit Agreement as of the date of such effectiveness shall hereby be restructured, rearranged, renewed, extended and continued under the Credit Agreement (as amended hereby) and all Loans outstanding under the Credit Agreement as of the date of such effectiveness shall hereby become Loans outstanding under the Credit Agreement (as amended hereby).

(b)	In connection herewith, Banks party to the Credit Agreement prior to the effectiveness of this Amendment (the “Existing Banks”) hereby sell, assign, transfer and convey, and each of Compass, Wells Fargo, USBank, Comerica, Washington Mutual and Hibernia hereby purchases and accepts, so much of the aggregate Commitments under, Loans outstanding under, and participations in Letters of Credit issued pursuant to, the Credit Agreement such that the Percentage of each Bank (including the Existing Banks and each of Compass, Wells Fargo, USBank, Comerica, Washington Mutual and Hibernia) shall be as set forth on Schedule III-B to the Credit Agreement. The foregoing assignments, transfers and conveyances are without recourse to the Existing Banks and without any warranties whatsoever by any Agent, the Issuer or any Existing Bank as to title, enforceability, collectibility, documentation or freedom from liens or encumbrances, in whole or in part, other than the warranty of each Existing Bank that it has not previously sold, transferred, conveyed or encumbered such interests.

        Section 9. Miscellaneous. (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to “this Agreement”, “this Note”, “this Mortgage”, “this Guaranty”, “this Pledge Agreement”, “hereunder”, “hereof” or words of like import, referring to such Loan Document, and each reference in each other Loan Document to “the Credit Agreement”, “the Notes”, “the Mortgages”, “the Guaranty”, “the Pledge Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, the Notes, or the Mortgage, the Guaranty, the Pledge Agreement or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage, the Guaranty, the Pledge Agreement or any of them, as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Banks under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

        Section 10. Severability. Any provisions of this Amendment held by court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.

        Section 11. Applicable Law. THIS AMENDMENT AND EACH OTHER LOAN DOCUMENT DELIVERED PURSUANT HERETO SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICT OF LAW, EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). This Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

        Section 12. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agents, the Issuer, the Banks and the Borrower and their respective successors and assigns.

        Section 13. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

        Section 14. NO ORAL AGREEMENTS. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE MATTERS HEREIN CONTAINED, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow]

EXECUTED as of the day and year first above written.

BORROWER: MAGNUM HUNTER RESOURCES, INC. By:/s/Chris Tong Name: Chris Tong Title: Senior Vice President Chief Financial Officer
ADMINISTRATIVE AGENT, COLLATERAL AGENT AND ISSUER: DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly named Bankers Trust Company) By /s/Marcus Tarkington Name: Marcus Tarkington Title: Director
SYNDICATION AGENT: CIBC INC. By:_____________________ Name: Title:

DOCUMENTATION AGENT: BNP PARIBAS By:_________________________ Name: Title: - and - By:_________________________ Name: Title:

BANKS: DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly named Bankers Trust Company) By: /s/Marcus Tarkington Name: Marcus Tarkington Title: Director
CIBC INC. By:_____________________ Name: Title:
BNP PARIBAS By:_____________________ Name: Title: - and - By:_____________________ Name: Title:
FORTIS CAPITAL CORP. By:_____________________ Name: Title: - and - By:_____________________ Name: Title:

BANK OF SCOTLAND By: ________________________ Name: Title:
BANK OF NOVA SCOTIA By: ________________________ Name: Title:
UNION BANK OF CALIFORNIA, N.A. By: ________________________ Name: Title:
COMPASS BANK By: ________________________ Name: Title:
WELLS FARGO BANK TEXAS, NA By: ________________________ Name: Title:

COMERICA BANK - TEXAS By: __________________________ Name: Title:
WASHINGTON MUTUAL BANK, FA By: __________________________ Name: Title:
HIBERNIA NATIONAL BANK By: __________________________ Name: Title:
U.S. BANK NATIONAL ASSOCIATION By: __________________________ Name: Title:

ACKNOWLEDGMENT BY GUARANTORS

        Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain First Amendment to Fourth Amended and Restated Credit Agreement dated as of April 19, 2002 (the “First Amendment”), (ii) acknowledges and agrees that its consent is not required for the effectiveness of the First Amendment, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party, and (iv) represents and warrants that (a) no Default or Event of Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and (c) it has reviewed a copy of the First Amendment.

      Executed as of April 19, 2002.

GUARANTORS:

HUNTER GAS GATHERING, INC.
GRUY PETROLEUM MANAGEMENT CO.
MAGNUM HUNTER PRODUCTION, INC.
CONMAG ENERGY CORPORATION
TRAPMAR PROPERTIES, INC.
PINTAIL ENERGY, INC.
PRIZE OPERATING COMPANY
PEC (DELAWARE), INC.
OKLAHOMA GAS PROCESSING, INC.

By: /s/Chris Tong
     Name:     Chris Tong
     Title:       Senior Vice President and
                     Chief Financial Officer

PRIZE ENERGY RESOURCES, L.P. By: Prize Operating Company, as its general partner By:_________________________ Name: Senior Vice President and Chief Financial Officer

ATTACHMENT 1

Schedule III-B

PERCENTAGES

Bank	Percentage
Deutsche Bank Trust Company Americas	10	.00000%
CIBC Inc.	10	.00000%
BNP Paribas	10	.00000%
Fortis Capital Corp.	10	.00000%
Bank of Nova Scotia	10	.00000%
Bank of Scotland	10	.00000%
Union Bank of California, N.A	8	.33333%
Washington Mutual Bank, FA	6	.66667%
Wells Fargo Bank Texas, NA	6	.66667%
Comerica Bank - Texas	5	.00000%
Compass Bank	5	.00000%
U.S. Bank National Association	5	.00000%
Hibernia National Bank	3	.33333%
Totals	100.00%

ATTACHMENT 2

Address for Notices: Institution Name: Attention: Telephone: Facsimile:	COMPASS BANK Compass Bank Dorothy Marchand 24 Greenway Plaza, 14th Floor Houston, Texas 77046 (713) 968-8272 (713) 968-8292
Domestic Office: Telephone: Facsimile:	24 Greenway Plaza, 14th Floor Houston, Texas 77046 (713) 968-8272 (713) 968-8292
LIBOR Office: Telephone: Facsimile:	24 Greenway Plaza, 14th Floor Houston, Texas 77046 (713) 968-8272 (713) 968-8292

Address for Notices: WELLS FARGO BANK TEXAS, NA Institution Name: Wells Fargo Bank Texas, NA Attention: David C. Brooks 1445 Ross Avenue Suite 2360, MAC T5303-233 Dallas, Texas 75202 Telephone: (214) 661-1232 Facsimile: (214) 661-1242 Domestic Office: 1445 Ross Avenue Suite 2360, MAC T5303-233 Dallas, Texas 75202 Telephone: (214) 661-1232 Facsimile: (214) 661-1242 LIBOR Office: 1445 Ross Avenue Suite 2360, MAC T5303-233 Dallas, Texas 75202 Telephone: (214) 661-1232 Facsimile: (214) 661-1242

Address for Notices: Institution Name: Attention: Telephone: Facsimile:	COMERICA BANK - TEXAS Comerica Bank - Texas Thomas G. Rajan 1601 Elm Street Second Floor Dallas, Texas 75201 (214) 969-6565 (214) 969-6561
Domestic Office: Telephone: Facsimile:	1601 Elm Street Second Floor Dallas, Texas 75201 (214) 969-6565 (214) 969-6561
LIBOR Office: Telephone: Facsimile:	1601 Elm Street Second Floor Dallas, Texas 75201 (214) 969-6565 (214) 969-6561

Address for Notices: Institution Name: Attention: Telephone: Facsimile:	WASHINGTON MUTUAL BANK, FA Washington Mutual Bank, FA Mark M. Isensee, Manager 3200 Southwest Freeway Suite 2906 Houston, Texas 77027 (713) 543-5545 (713) 543-6986
Domestic Office: Telephone: Facsimile:	3200 Southwest Freeway Suite 2906 Houston, Texas 77027 (713) 543-5545 (713) 543-6986
LIBOR Office: Telephone: Facsimile:	3200 Southwest Freeway Suite 2906 Houston, Texas 77027 (713) 543-5545 (713) 543-6986

Address for Notices: Institution Name: Attention: Telephone: Facsimile:	HIBERNIA NATIONAL BANK Hibernia National Bank Nancy G. Moragas Vice President 313 Carondelet Street, 10th Floor New Orleans, Louisiana 70130 504-533-2863 504-533-5434
Domestic Office: Telephone: Facsimile:	313 Carondelet Street, 10th Floor New Orleans, Louisiana 70130 504-533-2863 504-533-5434
LIBOR Office: Telephone: Facsimile:	313 Carondelet Street, 10th Floor New Orleans, Louisiana 70130 504-533-2863 504-533-5434

Address for Notices: Institution Name: Attention: Telephone: Facsimile:	U.S. BANK NATIONAL ASSOCIATION U.S. Bank National Association Matthew J. Purchase 918 17th Street CNBB0300 Denver, Colorado 80202 (303) 585-4211 (303) 585-4362
Domestic Office: Telephone: Facsimile:	918 17th Street CNBB0300 Denver, Colorado 80202 (303) 585-4211 (303) 585-4362
LIBOR Office: Telephone: Facsimile:	918 17th Street CNBB0300 Denver, Colorado 80202 (303) 585-4211 (303) 585-4362